KIT digital Reconstitutes Board of Directors

 William V. Russell and Greg B. Petersen to Join Board;

Daniel W. Hart and Lars Kroijer to Step Down

NEW YORK, NY and PRAGUE, CZECH REPUBLIC, June 29, 2012 – KIT digital, Inc. (NASDAQ:KITD), a leading video management software and services company, today announced it has taken significant steps in support of the future of the company by reconstituting its Board of Directors with the election of two new independent members and the resignation of two current members of the Board.

William V. Russell is joining the Board as non-executive Chairman. Mr. Russell is a veteran technology industry leader with 23 years in executive management at Hewlett-Packard, including as General Manager of its Enterprise Systems and Software Solutions groups. He has extensive experience serving on the boards of public and private technology companies, including those of PROS Holdings Inc., Saba Software Inc., webMethods, and Cognos.

Greg B. Petersen joins as a Director, the Chairman of the Audit Committee, and a member of the Strategic Transaction Committee. Mr. Petersen has an extensive background as a technology company Chief Financial Officer and significant M&A and public audit committee experience.

“This is an important milestone in our process that began several months ago, and we are especially pleased to add seasoned directors like Bill and Greg who have such deep operating experience and financial acumen,” said Chief Executive Officer Barak Bar-Cohen. “They each have served on both public and private boards and in high-level executive positions at other technology and software companies ranging from small-cap to large-scale software firms. Their commitment represents a strong vote of confidence in our company, its successes to date and outlook for the future.”

“Greg and I are very pleased to join the continuing members of the KIT digital Board and add the benefit of our experience to the decisions that must be made as the company continues its process of transition,” said Mr. Russell. “We believe that this organization is uniquely positioned to provide transformative video software and services to major companies globally, and we are determined to help KIT digital as it seeks to realize its great potential.”

The company and the KIT digital Board of Directors thank departing members Daniel W. Hart and Lars Kroijer for their service.  Messrs. Hart and Kroijer had served on the Board since 2008. Their resignations did not result from any disagreement with the company concerning any matter relating to the company's operations, policies or practices.

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As KIT digital takes steps to enhance its Board of Directors, the company seeks to continue its efforts regarding corporate governance and strategic matters in order to advance the interests of all the company’s shareholders. The company is also continuing its search for additional qualified independent directors to help guide and grow its business, and intends to continue to converse with JEC II Associates, Costa Brava Partnership III and other shareholders about these matters.

“Today's announcement of a reconstituted Board of Directors reflects the company's determination to take direct and well-considered steps for our shareholders. To that end, we look forward to Greg’s service on the Board’s Strategic Transaction Committee,” Mr. Bar-Cohen said. “Operationally, we remain dedicated to providing our new and existing customers with our unparalleled combination of broadcast-grade video management software, world-class professional services, and highly experienced deployment capabilities.”

About KIT digital, Inc.

KIT digital (NASDAQ: KITD) is a leading video management software and services company. The KIT Video Platform, the company's cloud-based video asset management system, enables enterprise, media & entertainment and network operator clients to produce, manage and deliver multiscreen socially-enabled video experiences to audiences wherever they are. KIT digital services nearly 2,500 clients in 50+ countries including some of the world's biggest brands, such as Airbus, The Associated Press, AT&T, BBC, BSkyB, Disney-ABC, Google, HP, Mediaset, MTV, News Corp, RCS Media Group, Sky Deutschland, Sky Italia, Telecom Argentina, Telecom Italia, Telefonica O2, Universal Studios, Verizon, Vodafone and Volkswagen. KIT digital maintains executive offices in New York and its operational headquarters in Prague, Czech Republic, with offices in 21 countries around the world. Visit the company at www.kitd.com or follow on Twitter at www.twitter.com/KITdigital.

New Director Biographies

William V. Russell, age 60, currently serves as the non-executive Chairman of the Board of PROS Holdings, Inc., a leader in pricing and revenue management software, and has served as a director of that company since 2008. Mr. Russell served in a number of senior-level executive management roles in his 23 years at Hewlett-Packard (from 1980 to 2003), including vice president and general manager of the multi billion-dollar Enterprise Systems Group and its Software Solutions Group. Mr. Russell has served on the board of directors of SABA Software, Inc. since January 2010, and is a member of the audit and compensation committees of Saba Software’s board. He has served in a variety of roles on both public and private technology company boards and previously served on the boards of webMethods and Cognos. Mr. Russell holds a B.Sc. degree in Computer Science from Edinburgh University and has completed several executive development programs from institutions including Harvard Business School and INSEAD. As a result of his leadership role in Hewlett-Packard’s substantial software business, Mr. Russell has broad knowledge of large-scale software operations, including sales, marketing, development, finance, strategic planning and leadership. In addition, Mr. Russell’s current and past service on the boards of other public and private companies also exposed him to practices and approaches that may be beneficial to the company.

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Greg B. Petersen, age 49, is currently a private investor and since 2007 has served as a director, and on the audit committee of PROS Holdings, Inc. Mr. Petersen has an extensive background as a technology company Chief Financial Officer, and significant M&A experience. He has been Executive Vice President and CFO of several technology companies including Activant Solutions, an enterprise software provider to the automotive, hardware, lumber and wholesale verticals and Lombardi Software, a business process management software company recently sold to IBM. Mr. Petersen started his career after Business School at American Airlines where he worked in corporate development and finance from 1989 to 1997. Mr. Petersen holds a B.A. degree in Economics from Boston College and an M.B.A. from the Fuqua School of Business at Duke University.

Additional Information Regarding the Solicitation and Where to Find It

In connection with KIT digital Inc.’s possible solicitation of proxies, the company intends to file a proxy statement (and related proxy materials) on Schedule 14A with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders its proxy statement (and related proxy materials).  INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KIT DIGITAL, INC. AND THE SOLICITATION OF PROXIES.  The definitive proxy statement (when it becomes available) will be mailed to KIT digital Inc. stockholders.  Investors and stockholders may obtain a free copy of all of these documents (when available) and other documents filed by KIT digital Inc. at the SEC’s website at www.sec.gov and at the Investor Relations section of the company’s website at www.kitd.com.  The definitive proxy statement and such other documents may also be obtained for free from KIT digital Inc. by directing such request to KIT digital Inc., Attention: Murray Arenson, 26 W. 17th Street, 2nd Floor, New York, New York 10011, Telephone: +1 646 553 4900.

KIT digital Inc. and its directors, director-nominees and executive officers may be deemed to be participants in the solicitation of proxies from KIT digital Inc.'s stockholders. Information about KIT digital Inc.’s directors, director-nominees and executive officers will be set forth in KIT digital Inc.’s proxy statement on Schedule 14A which the company intends to file with the SEC and furnish to its stockholders.

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Important Cautions Regarding Forward-Looking Statements

This press release contains certain "forward-looking statements" related to the businesses of KIT digital, Inc., which can be identified by the use of forward-looking terminology, such as "believes," "estimates," "expects," "intends," "anticipates," "will continue," "projects," "plans" and variations of such words or similar expressions, but their absence does not mean that the statement is not forward-looking. Statements in this announcement that are forward-looking include, but are not limited to, statements made concerning our search for new directors and our intent regarding discussions on board composition. Such forward-looking statements involve known and unknown risks and uncertainties, including uncertainties relating to product development and commercialization, integration of acquired businesses, the ability to obtain or maintain patent and other proprietary intellectual property protection, market acceptance, future capital requirements, regulatory actions or delays, competition in general and other factors that may cause actual results to be materially different from those described herein. Certain of these risks and uncertainties are or will be described in greater detail in our public filings with the U.S. Securities and Exchange Commission. Except as required by U.S. federal securities laws, KIT digital is not under obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

KIT digital Media Contact:

Daniel Goodfellow

SVP, Global Marketing and Communications

Tel. +1-917-513-6081

Daniel.Goodfellow@kit-digital.com

KIT digital Investor Contact:

Murray Arenson

SVP, Investor Relations & Corporate Initiatives

Tel. +1-646-553-4900

Murray.Arenson@kit-digital.com

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